                                                                 EXHIBIT 10.17.1

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         This First Amendment to Credit Agreement (this "First Amendment") is executed effective as of October 16, 2002 (the "Effective Date"), by and among Trinity Industries, Inc., a Delaware corporation (the "Borrower"), JPMorgan Chase Bank, as the Administrative Agent (the "Administrative Agent"), and the financial institutions parties hereto as Lenders (individually a "Lender" and collectively the "Lenders").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Administrative Agent, the Syndication Agents and the Lenders are parties to that certain Credit Agreement dated as of June 4, 2002 (the "Credit Agreement") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

         WHEREAS, pursuant to the Credit Agreement, the Lenders have made Loans to the Borrower; and

         WHEREAS, the Borrower has requested that the Lenders amend certain terms of the Credit Agreement in certain respects; and

         WHEREAS, subject to the terms and conditions herein contained, the Lenders party hereto have agreed to the Borrower's request.

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Administrative Agent and each Lender party hereto hereby agree as follows:

         Section 1. AMENDMENTS. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the terms and conditions contained herein, the Credit Agreement is hereby amended, effective as of the Effective Date, in the manner provided in this Section 1.

                  1.1 ADDITIONAL DEFINITION. Section 1.01 of the Credit Agreement is amended to add thereto in alphabetical order the definition of "First Amendment" which shall read in full as follows:

                  "First Amendment" means that certain First Amendment to Credit Agreement dated as of October 16, 2002, among the Borrower, the Administrative Agent and the Lenders party thereto.

                  1.2 AMENDMENT TO DEFINITION. The definition of "Loan Documents" set forth in Section 1.01 of the Credit Agreement is amended to read in full as follows:

                  "Loan Documents" means this Agreement, the First Amendment, the Notes, the Subsidiary Guaranties, the Security Instruments, the Intercreditor Agreement, the Letters of Credit, any Borrowing Request, any Interest Election Request, any Assignment and Acceptance, the Fee Letter, and all other agreements (including Hedging Agreements) relating to this Agreement, the Loans, the Lender Indebtedness or the Collateral entered into from time to time between or among the Borrower (or any or all of its Subsidiaries) and the Administrative Agent or any Lender (or, with respect to the Hedging Agreements, any Affiliates of any Lender), and any document delivered by the Borrower or any of its Subsidiaries in connection with the foregoing, as such documents, instruments or agreements may be amended, modified or supplemented from time to time.

                  1.3 AMENDMENT TO FUNDAMENTAL CHANGE COVENANT. Section 7.03(a) of the Credit Agreement is amended to read in full as follows:

                  "(a) Except as otherwise set forth herein, the Borrower will not, and will not permit any Subsidiary to, (i) merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it; (ii) except for (A) sales of inventory in the ordinary course of business, (B) the sale of assets described on Schedule 7.03 (or the sale of the voting securities or other equity interests of Subsidiaries whose only substantial assets are those described on Schedule 7.03), (C) the sale of all of the Equity of SC Meva SA, a Romanian joint stock company and a Subsidiary of the Borrower, and (D) in addition to the sales otherwise expressly permitted hereunder, the sale of all or any interest in one or more assets (to the extent, and only to the extent, such assets do not (or any portion thereof proposed to be sold does not) constitute Collateral) including all or any interest in Subsidiaries, to the extent the book value of such interest or interests, measured on a cumulative basis from and after the date of this Agreement, does not exceed an amount equal to $20,000,000, (y) sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets, or all or substantially all of the stock of any of its Subsidiaries (in each case, whether now owned or hereafter acquired), or (z) sell, transfer, lease or otherwise dispose of any Collateral; provided, that the Borrower may sell, transfer or otherwise dispose of the Collateral if each of the following conditions is satisfied:
                  (1) the Borrower shall have provided the Administrative Agent and the Collateral Agent with not less than thirty (30) Business Days prior written notice of such sale, transfer or other disposition, (2) no Default has occurred which is continuing and no Default will result after giving effect to such sale, transfer or disposition, (3) without limiting the foregoing, after giving effect to such sale, transfer or other disposition, the Borrower shall be in compliance with Section 7.09(d), (4) the Borrower will immediately upon the consummation of such sale, transfer or other disposition submit additional Property owned by the Borrower or its Subsidiaries and reasonably acceptable to the Administrative Agent, the Collateral Agent and Required Lenders with a value (as determined by the Administrative Agent and Collateral Agent in their sole discretion) equal to or greater than the disposed of Collateral as security for the Obligations, and
                  (5) simultaneously with submission of additional Property pursuant to clause (4) above, the Borrower shall deliver to the Administrative Agent and the Collateral Agent such Security Instruments and other documents, instruments, financing statements, certificates and agreements (including, without limitation, title policies and surveys, as applicable) as the Administrative Agent or Collateral Agent shall deem necessary or appropriate in its sole discretion to create, evidence and perfect the Liens contemplated by this Agreement and the Security Instruments; or (iii) liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (A) any Subsidiary may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, (B) any Subsidiary may merge into any Subsidiary in a transaction in which the surviving entity is a Subsidiary, (C)(i) the Borrower may sell, transfer, lease or otherwise dispose of its assets to any Subsidiary, and (ii) any Subsidiary may sell, transfer, lease or otherwise dispose of its assets to the Borrower or any other Subsidiary, and (D) any Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders; provided that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 7.04."

         Section 2. EFFECTIVENESS OF AMENDMENT. This First Amendment shall be effective automatically and without the necessity of any further action by the Administrative Agent, the Borrower or any Lender when counterparts hereof have been executed by the Administrative Agent, the Borrower and the Required Lenders.

         Section 3. LEGAL FEES. Upon execution of this First Amendment by the Required Lenders, the Borrower shall pay all reasonable fees and expenses of counsel to the Administrative Agent incurred by the Administrative Agent in connection with this First Amendment and all related documents and transactions.

         Section 4. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. To induce the Lenders and the Administrative Agent to enter into this First Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

                4.1 REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Each representation and warranty of the Borrower contained in the Credit Agreement and the other Loan Documents is true and correct on the date hereof after giving effect to the amendments set forth in Section 1 hereof.

                4.2 DUE AUTHORIZATION, NO CONFLICTS. The execution, delivery and performance by the Borrower of this First Amendment are within the Borrower's corporate powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Borrower or its Subsidiaries, or result in the creation or imposition of any Lien upon any of the assets of the Borrower or its Subsidiaries except for Permitted Encumbrances.

                  4.3 VALIDITY AND BINDING EFFECT. This First Amendment constitutes the valid and binding obligations of the Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

                  4.4 NO DEFENSES. The Borrower has no defenses to payment, counterclaim or rights of set-off with respect to the indebtedness, obligations and liabilities of the Borrower under the Loan Documents existing on the date hereof.

                  4.5 ABSENCE OF DEFAULTS. After giving effect to the amendments set forth in Section 1 hereof, neither a Default nor an Event of Default has occurred which is continuing.

         Section 5.        MISCELLANEOUS.

                  5.1 REAFFIRMATION OF LOAN DOCUMENTS. Any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The Borrower hereby agrees that the amendments and modifications herein contained shall in no manner adversely affect or impair the indebtedness, obligations and liabilities of the Borrower under the Loan Documents.

                  5.2 PARTIES IN INTEREST. All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

                  5.3 COUNTERPARTS. This First Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this First Amendment until counterparts hereof have been executed by the Borrower and the Required Lenders. Facsimiles shall be effective as originals.

                  5.4 COMPLETE AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

                  5.5 HEADINGS. The headings, captions and arrangements used in this First Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First Amendment, nor affect the meaning thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective Authorized Officers on the date and year first above written.

                            [Signature Pages Follow]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                                    TRINITY INDUSTRIES, INC.

                                    By: /s/ S. Theis Rice
                                        S. Theis Rice,
                                        Vice President, Legal Affairs

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                               JPMORGAN CHASE BANK, as a Revolving
                               Lender, a Term Lender and as Administrative Agent

                                    By: /s/ Allen King
                                        Allen King,
                                        Vice President

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                                    DRESDNER BANK AG, NEW YORK AND
                                    GRAND CAYMAN BRANCHES, as a Revolving
                                    Lender and a Term Lender

                                    By: /s/ Deborah Carlson
                                    Name: Deborah Carlson
                                    Title: Director

                                    By: /s/ Stephen Kovach
                                    Name: Stephen Kovach
                                    Title: Vice President

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                                    THE ROYAL BANK OF SCOTLAND PLC, as a
                                    Revolving Lender

                                    By: /s/ David Apps
                                    Name: David Apps
                                    Title: Senior Vice President

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                                    BANK ONE, NA, as a Revolving Lender

                                    By: /s/ John A. Horst
                                    Name: John A. Horst
                                    Title: Director

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                                    WACHOVIA BANK, N.A., as a Revolving Lender and a Term Lender

                                    By: /s/ Frederick E. Blumer
                                    Name: Frederick E. Blumer
                                    Title: Vice President

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                                    BNP PARIBAS, as a Revolving Lender

                                    By: /s/ David C. Schad
                                    Name: _David C. Schad
                                    Title: Managing Director

                                    By: /s/ Jeff Tebeaux
                                    Name: Jeff Tebeaux
                                    Title: Associate

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                                    CREDIT SUISSE FIRST BOSTON, CAYMAN
                                    ISLANDS BRANCH, as a Revolving Lender

                                    By: /s/ Bill O'Daly
                                    Name:  Bill O'Daly
                                    Title: Director

                                    By: /s/ Cassandra Droogan
                                    Name: Cassandra Droogan
                                    Title: Associate

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this First Amendment to Credit Agreement.

                                    AMMC CDO I, LIMITED
                                    By: American Money Management Corp.,
                                        as Collateral Manager

                                        By:/s/ David P. Meyer
                                        Name: David P. Meyer
                                        Title: Vice President

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this First Amendment to Credit Agreement.

                                    AMMC CDO II, LIMITED
                                    By:      American Money Management Corp.,
                                             as Collateral Manager

                                             By: /s/ David P. Meyer
                                             Name: David P. Meyer
                                             Title: Vice President

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this First Amendment to Credit Agreement.

                                    Ares III CLO, Ltd.

                                    By: /s/ [illegible]
                                    Name: _____________________________________

                                    Title:_____________________________________

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

       The undersigned Term Lenders hereby consent and agree to this First Amendment to Credit Agreement.

                                    Ares IV CLO, Ltd.

                                    By: /s/ [illegible]
                                    Name: _____________________________________

                                    Title: ____________________________________

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this First Amendment to Credit Agreement.

                                    Ares VI CLO, Ltd.

                                    By:  /s/ [illegible]
                                    Name: _____________________________________

                                    Title: ____________________________________

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this First Amendment to Credit Agreement.

                                    Franklin CLO I, Limited

                                    By: /s/ Richard D' Addario
                                    Name: Richard D' Addario
                                    Title: Senior Vice President

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this First Amendment to Credit Agreement.

                                    Franklin CLO II, Limited

                                    By: /s/ Richard D' Addario
                                    Name: Richard D' Addario
                                    Title: Senior Vice President

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this First Amendment to Credit Agreement.

                                    Franklin CLO III, Limited

                                    By: /s/ Richard D' Addario
                                    Name: Richard D' Addario
                                    Title: Senior Vice President

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this First Amendment to Credit Agreement.

                                    Franklin Floating Rate Trust

                                    By: /s/ Richard D' Addario
                                    Name: Richard D' Addario
                                    Title: Vice President

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this First Amendment to Credit Agreement.

                                    Franklin Floating Rate Master Series

                                    By: /s/ Richard D' Addario
                                    Name: Richard D' Addario
                                    Title: Vice President

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this First Amendment to Credit Agreement.

                                    Franklin Floating Rate Daily Access Fund

                                    By: /s/ Richard D' Addario
                                    Name: Richard D' Addario
                                    Title: Vice President

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this First Amendment to Credit Agreement.

                                    ARCHIMEDES FUNDING III, LTD.

                                    By: ING Capital Advisors LLC,
                                        as Collateral Manager

                                        By: /s/ Steven Gorski
                                        Name: Steven Gorski
                                        Title: Vice President &
                                               Senior Credit Analyst

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this First Amendment to Credit Agreement.

                                    ARCHIMEDES FUNDING IV (CAYMAN), LTD.

                                    By: ING Capital Advisors LLC,
                                        as Collateral Manager

                                    By: /s/ Steven Gorski
                                    Name: Steven Gorski
                                    Title: Vice President &
                                           Senior Credit Analyst

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this First Amendment to Credit Agreement.

                                    BALANCED HIGH-YIELD FUND II, LTD.

                                    By: ING Capital Advisors LLC,
                                        as Asset Manager

                                    By: /s/ Steven Gorski
                                    Name: Steven Gorski
                                    Title: Vice President &
                                           Senior Credit Analyst

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

       The undersigned Term Lenders hereby consent and agree to this First Amendment to Credit Agreement.

                                    ENDURANCE CLO I, LTD.

                                    By: ING Capital Advisors LLC,
                                        as Portfolio Manager

                                    By: /s/ Steven Gorski
                                    Name: Steven Gorski
                                    Title: Vice President &
                                           Senior Credit Analyst

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this First Amendment to Credit Agreement.

                                    SEQUILS-ING I (HBDGM), LTD.

                                    By: ING Capital Advisors LLC,
                                        as Collateral Manager

                                    By: /s/ Steven Gorski
                                    Name: Steven Gorski
                                    Title: Vice President &
                                           Senior Credit Analyst

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this First Amendment to Credit Agreement.

                                    ORYX CLO, LTD.

                                    By: ING Capital Advisors LLC,
                                        as Collateral Manager

                                    By: /s/ Steven Gorski
                                    Name: Steven Gorski
                                    Title: Vice President &
                                           Senior Credit Analyst

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this First Amendment to Credit Agreement.

                                    NEMEAN CLO, LTD.

                                    By: ING Capital Advisors LLC,
                                        as Investment Manager

                                    By: /s/ Steven Gorski
                                    Name: Steven Gorski
                                    Title: Vice President &
                                           Senior Credit Analyst

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this First Amendment to Credit Agreement.

                                    KZH CYPRESSTREE-1 LLC

                                    By: /s/ Susan Lee
                                    Name: Susan Lee
                                    Title: Authorized Agent

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this First Amendment to Credit Agreement.

                                    KZH ING-2 LLC

                                    By: /s/ Susan Lee
                                    Name: Susan Lee
                                    Title: Authorized Agent

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this First Amendment to Credit Agreement.

                                    KZH STERLING LLC

                                    By: /s/  Susan Lee
                                    Name: Susan Lee
                                    Title: Authorized Agent

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS

                       CONSENT OF ADDITIONAL TERM LENDERS

         The undersigned Term Lenders hereby consent and agree to this First Amendment to Credit Agreement.

                                    Protective Life Insurance Company

                                    By: /s/ Diane S. Griswold
                                    Name: Diane S. Griswold
                                    Title: Assistant Vice President

                                [Signature Page]